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                                                                    EXHIBIT 10.1


              AMENDMENT NUMBER SEVEN TO AGREEMENT FOR PURCHASE AND
                   ASSIGNMENT OF FOREIGN ACCOUNTS RECEIVABLE


         THIS AMENDMENT NUMBER SEVEN TO AGREEMENT FOR PURCHASE AND ASSIGNMENT OF FOREIGN ACCOUNTS RECEIVABLE (this "Amendment"), dated effective as of September 30, 2002, is entered into by and among Grant Geophysical (Int'l) Inc., a Texas corporation ("Grant"), the entities listed on the signature pages hereof (such entities, the "Designated Affiliates"), and Elliott Associates, L.P., a Delaware limited partnership ("Elliott").

         WHEREAS, Grant and Elliott are parties to that certain Agreement for Purchase and Assignment of Foreign Accounts Receivable, dated August 3, 2001 (as heretofore amended, supplemented or otherwise modified, the "Agreement");

         WHEREAS, Grant has requested that certain provisions of the Agreement be amended so as to provide for an extension of the term of the Agreement to October 31, 2003; and

         WHEREAS, subject to the terms and conditions set forth in this Amendment, Grant, each Designated Affiliate and Elliott have agreed to amend the Agreement as set forth more fully below.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. Amendment of the Recitals to the Agreement. The second Whereas clause of the Agreement is hereby amended and restated in its entirety to read as follows:

         "WHEREAS, Elliott agrees to purchase from Grant up to a maximum amount of Eleven Million Seven Hundred Thousand USD ($11,700,000), at any point in time, commencing August 3, 2001 and extending through October 31, 2003;".

         2. Amendment of Section 6 of the Agreement. Section 6 of the Agreement is hereby amended by the substitution of "October 31, 2003" for "September 30, 2002."

         3. Continuation of Liens. Each of Grant and the Designated Affiliates hereby renew and affirm the security interests and liens created and granted in the Agreement, as amended hereby, and agree that this Amendment shall in no manner affect or impair such security interests and liens securing any and all liabilities and obligations that may become due and owing by Grant and the Designated Affiliates by reason of the Agreement, and that such security interests and liens continue to be valid and subsisting.

         4. Survival of Representations and Warranties. All representations and warranties made herein and in the Agreement, and all representations, warranties and covenants relating to the Collateral under that certain Loan and Security Agreement, dated as of May 11, 1999 and as amended, supplemented or otherwise modified through and including the date hereof, by and among Grant Geophysical, Inc., as borrower, the lenders named therein and


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Foothill Capital Corporation, as agent, shall survive the execution and delivery of this Amendment, and no investigation of Elliott or any closing shall affect the representations and warranties or the right of Elliott to rely upon them.

         5. Reference to Agreement. The Agreement, as amended hereby, and all other Exhibits thereto, whether now or hereafter executed and delivered, are hereby amended so that any reference to the Agreement shall mean a reference to the Agreement, as amended by this Amendment.

         6. Continuing Effect; No Other Amendments or Waivers. Except as expressly amended pursuant to this Amendment, the Agreement is and shall continue to be in full force and effect in accordance with its terms, and this Amendment shall not constitute Elliott's consent or indicate its willingness to consent to any other amendment, modification or waiver of the Agreement.

         7. Costs and Expenses. Grant and the Designated Affiliates shall pay on demand all costs and expenses incurred by Elliott in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the costs and fees of Elliott's legal counsel, and all costs and expenses incurred by Elliott in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby.

         8. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         9. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Elliott, Grant, the Designated Affiliates and their respective successors and assigns, except Grant and the Designated Affiliates may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Elliott.

         10. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         11. Facsimile Transmission of Signature. Any party to this Amendment may indicate its intention to be bound by its execution and delivery of this Amendment by its signature to the signature page hereof and the delivery of the signature page hereof, to the other party or its representatives by facsimile transmission or telecopy. The delivery of a party's signature on the signature page by facsimile transmission or telecopy shall have the same force and effect as if such party signed and delivered this Amendment in person.

         12. Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


Address for Notices:                           GRANT GEOPHYSICAL (INT'L) INC.
16850 Park Row
Houston, Texas 77084
Fax: (281) 398-9996                            By: /s/ RICHARD F. MILES
                                                  ------------------------------
                                               Name:  Richard F. Miles
                                               Title: President & CEO



Address for Notices:                           GRANT GEOPHYSICAL, INC.
16850 Park Row
Houston, Texas 77084
Fax: (281) 398-9996                            By: /s/ RICHARD F. MILES
                                                  ------------------------------
                                               Name:  Richard F. Miles
                                               Title: President & CEO



Address for Notices:                           GRANT GEOPHYSICAL CORP.
16850 Park Row
Houston, Texas 77084
Fax: (281) 398-9996                            By: /s/ RICHARD F. MILES
                                                  ------------------------------
                                               Name:  Richard F. Miles
                                               Title: President & CEO



Address for Notices:                           ADVANCED SEISMIC TECHNOLOGY, INC.
16850 Park Row
Houston, Texas 77084
Fax: (281) 398-9996                            By: /s/ RICHARD F. MILES
                                                  ------------------------------
                                               Name:  Richard F. Miles
                                               Title: President & CEO


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Address for Notices:                           GRANT GEOPHYSICAL DO BRASIL LTDA.
Rua Senador, 75
11th Floor
Rio de Janiero, R.J., Brazil                   By: /s/ RICHARD F. MILES
Fax:                                              ------------------------------
                                               Name:  Richard F. Miles
                                               Title: President & CEO



Address for Notices:                           P.T. GRANT GEOPHYSICAL INDONESIA
Menara Duta Office Building
2nd Floor
Wing "A", J1.                                  By: /s/ RICHARD F. MILES
H.R. Rasuna Said Kav. B-9                         ------------------------------
Kuningan                                       Name:  Richard F. Miles
Jakarta                                        Title: President & CEO
Indonesia
Fax:



Address for Notices:                           SOLID STATE GEOPHYSICAL, INC.
7309 Flint Road, S.E.
Calgary, Alberta
Canada T2H 1G3                                 By: /s/ RICHARD F. MILES
Fax:                                              ------------------------------
                                               Name:  Richard F. Miles
                                               Title: President & CEO



Address for Notices:                           ELLIOTT ASSOCIATES, L.P.
712 Fifth Avenue, 36th Floor
New York, New York 10019
Attn: Dan Gropper and Robert Haas              By: Elliott Capital Advisors,
Fax: (212) 974-2092                                L.P., as general partner
                                                  ------------------------------

                                               By: Braxton Associates, Inc.,
                                                   as general partner
                                                  ------------------------------

                                               By: /s/ ELLIOT GREENBERG
                                                  ------------------------------
                                                   Elliot Greenberg,
                                                   Vice-President


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